Rule 497(e)
                                        File Nos. 33-78960 and 811-08510


                        MATTHEWS ASIAN FUNDS
                 Supplement dated November 28, 2003
 to the Prospectus dated December 31, 2002 as revised January 15, 2003


            NOTICE REGARDING CLOSING OF FUND TO NEW INVESTORS


Matthews Asian Growth and Income Fund

Matthews Asian Growth and Income Fund (the "Fund") will be closed to new investors as of the close of business on November 28, 2003 to preserve the ability of Matthews International Capital Management, LLC (the "Advisor") to effectively manage the Fund. This closing does not affect other Matthews Asian Funds.

If you are already a shareholder of Matthews Asian Growth and Income Fund, you may continue to add to your investment in that Fund, or open additional accounts in the Fund under the same primary Social Security Number. In addition, the Fund will remain open to the following categories of investors:

* Financial advisors with existing clients in the Fund,
* Clients of retirement plan providers with existing accounts in the Fund,
* Fee-based programs with existing allocations in the Fund, and
* Employees of the Advisor and their family members.

The Fund will remain closed until further notice. The Fund's Board of Trustees reserves the right to close the Fund to all additional investments at any future date.

If you have any questions about whether you are able to purchase shares of Matthews Asian Growth and Income Fund, please call 1-800-789-ASIA [2742].